Building a Premier Regional Financial Services Organization Fourth Quarter & Fiscal Year 2018 Financial Results January 23, 2019 Exhibit 99.2

Forward–Looking Statements Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including potential market impacts of efforts by the Federal Reserve Board to reduce the size of its balance sheet, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues relating to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights Source: Company reports Continued solid financial results – Q4-18 EPS of $0.55 and 2018 EPS of $2.21 At December 31, 2018: Total Assets $13.3 billion Total Loans (LHFI & Acquired) $8.9 billion Total Deposits $11.4 billion Banking Centers 196 Profitable Revenue Generation Loans held for investment (LHFI) increased $88.8 million, or 1.0%, from the prior quarter and $265.9 million, or 3.1%, year-over-year Revenue, excluding interest and fees on acquired loans, totaled $587.1 million in 2018, a $19.4 million, or 3.4%, increase from the prior year Net interest income (FTE) excluding interest and fees on acquired loans, totaled $415.1 million in 2018, an increase of $12.2 million, or 3.0%, from the previous year Noninterest income totaled $184.8 million in 2018, an increase of $173 thousand from the prior year Expense Management For 2018, core noninterest expense, which excludes ORE and intangible amortization, totaled $408.2 million, up 2.2% from the prior year Credit Quality Nonperforming assets declined 7.7% in the fourth quarter and 13.1% year-over-year Credit quality remained solid Capital Management During Q4, repurchased approximately $54.5 million, or 1.8 million shares , of common stock. During 2018, approximately $62.4 million, or 2.0 million shares, of common stock were repurchased. Q4-18 2018: Net Income $36.7 million $149.6 million EPS – Diluted $0.55 $2.21 ROAA 1.09% 1.11% ROATCE 12.41% 12.86% Dividends / Share $0.23 $0.92 Tangible Equity / Tangible Assets 9.31% Total Risk-Based Capital Ratio 13.07%

Source: Company reports Loans Held for Investment (LHFI) Portfolio Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves Total energy-related sector exposure of $375.0 million with outstanding balances of $172.1 million – representing 2.0% of total LHFI – at December 31, 2018 At December 31, 2018, nonaccrual energy-related loans represented 7.0% of outstanding energy-related loans and 14 basis points of outstanding LHFI  Focus on profitable, credit-disciplined loan growth continued LHFI Quarterly Change ($ in millions) LHFI by Type ($ in millions) Dollar Change: $89 $165 ($56) $68

Nonperforming assets decreased $8.0 million linked quarter and $14.5 million year-over-year reflecting a reduction in both nonaccrual loans and other real estate Allowance for loan losses represented 350.8% of nonperforming loans, excluding specifically reviewed impaired loans Allowance for both held for investment and acquired loan losses represented 0.9% of total loans(1) Credit Risk Management Source: Company reports Noted: Unless noted otherwise, credit metrics exclude acquired loans and other real estate covered by FDIC loss-share agreement (1) ALL includes allowances for both held for investment and acquired loans; total loans include held for investment and acquired loans (2) NPLs excludes specifically reviewed impaired loans Nonperforming Assets Allowance for Loan Losses/NPLs(2) Resolution of problem assets and solid asset quality metrics continued Dollar Change: ($8) ($6) $1 ($ in millions) $0 ($2) ($3) 193% 207% 210% 203% 231% $7 ($4)

Source: Company reports ($ in millions) Acquired Loan Portfolio Acquired Loans (period end balances) Acquired loan yield in the fourth quarter of 2018 totaled 9.89% and included recoveries from settlement of debt of $1.1 million, which represented approximately 3.52% of the total yield on acquired loans The yield on acquired loans (excl. recoveries) for the first quarter of 2019 is expected to be in the 6.0% - 7.0% range, reflecting most recent re-estimation of cash flows Based upon most recent cash flow analyses, acquired loan balances (excl. any settlement of debt) are anticipated to decline approximately $10 to $20 million during the first quarter of 2019 Accretable Yield ($ in millions) Dollar Change: ($42) Interest Income & Impairment – Acquired Loans (1) Net interest income on acquired loans - Provision for acquired loan losses ($26) ($ in thousands) Dollar Change: ($1) ($3) ($6) ($46) ($5) ($40)

Deposits totaled $11.4 billion at December 31, 2018, an increase of 3.7% from the previous quarter and an increase of 7.4% year-over-year Cost of deposits is 62 basis points; approximately 58% of deposit balances in checking accounts Noninterest-bearing deposits represented 25.9% of average deposits in the fourth quarter Source: Company reports Attractive, Growing Deposit Base ($ in millions) Cost of Deposits 0.28% 0.36% 0.44% 0.54% 0.62% Deposit Mix – Average Balance 29% 27% 27% 26% 26% 71% 73% 73% 74% 74% Total Deposits at December 31, 2018 – $11,364 ($ in millions) Deposit Mix by Type – Q4-18 Ending Balance 26% 32% 18% 17% 7%

Income Statement Highlights – Revenue Net Interest Income – FTE Net Interest Margin Noninterest Income ($ in millions) Net Interest Income on Acq. Loans Net Interest Income (excl. Income on Acq. Loans) Source: Company reports ($ in millions) Net interest income (FTE), excluding acquired loans, totaled $105.2 million in Q4, a decrease of $873 thousand, or 0.8%, from the previous quarter. In 2018, net interest income (FTE), excluding acquired loans, totaled $415.1 million, an increase of $12.2 million, or 3.0%, from the previous year. Noninterest income totaled $43.6 million in Q4, a decrease of $3.5 million, or 7.5%, linked quarter. In 2018, noninterest income totaled $184.8 million, an increase of $173 thousand, or 0.1%, from the previous year. Mortgage banking revenues totaled $5.7 million in Q4, a decrease of $2.9 million, or 33.9%, from the prior quarter. For 2018, mortgage banking revenues totaled $34.7 million, an increase of $4.8 million, or 16.0%, from the prior year. Mortgage loan production totaled $1.4 billion in 2018, up 3.4% from the prior year Insurance revenue totaled $9.6 million in Q4, a decrease of $1.2 million, or 11.2%, linked quarter. For 2018, insurance revenue totaled $40.5 million, up $2.3 million, or 6.1%, from the previous year. Wealth management revenue totaled $7.5 million in Q4, a decrease of $285 thousand, or 3.7%, from the prior quarter. For 2018, wealth management revenue totaled $30.3 million, stable from the prior year.

Income Statement Highlights – Noninterest Expense Source: Company reports For year end 2018, core noninterest expense, which excludes ORE and intangible amortization, totaled $408.2 million, up 2.2% from the prior year. In the fourth quarter, core noninterest expense totaled $102.6 million, a decrease of $181 thousand from the prior quarter. Salaries and benefits decreased $2.1 million, or 3.5%, from the previous quarter due to a seasonal decline in insurance commissions Services and fees increased $1.5 million, or 9.2%, from the prior quarter reflecting an increase in spending on outside services and fees, data processing and advertising Noninterest Expense ($ in millions) Core Noninterest Expense Noninterest Expense (excl. ORE, Intangible Amortization and One-time Charges) ORE and Intangible Amortization ($ in millions)

Capital Management Source: Company reports (1) The regulatory capital ratios for December 31, 2017 contains a reclassification adjustment of $8.5 million from AOCI to retained earnings as allowed by regulatory agencies in an interagency statement released January 18, 2018 to address disproportionate tax effect in AOCI resulting from the recent enactment of the Tax Cuts and Jobs Act of 2017 and the application of Financial Accounting Standards Board Accounting Standards Codification Topic 740, Income Taxes. During 2018, Trustmark repurchased approximately $62.4 million, or 2.0 million shares, of its outstanding common stock, including repurchases of approximately $54.5 million, or 1.8 million shares, in the fourth quarter At December 31, 2018, Trustmark had approximately $36.9 million in remaining authority under its existing stock repurchase program, which will expire on March 31st The repurchase program, which is subject to market conditions and management discretion, will continue to be implemented through open market repurchases or privately negotiated transactions Solid capital position reflects consistent profitability of diversified financial services businesses Tangible Equity / Tangible Assets Common Equity Tier 1 Capital Ratio1 Total Risk-based Capital Ratio1

Profitable revenue generation Balance sheet optimization Targeted, cost-effective deposit growth Business development and cross-selling Mergers and acquisitions In-market consolidation Expand to additional attractive markets Patience and discipline Process improvement and expense management Performance measurement Market and delivery channel optimization Capital and expense management Enterprise-wide analytics system Strategic Priorities to Enhance Shareholder Value Credit quality Maintain disciplined underwriting and pricing Resolution of existing problem assets Effective risk management and compliance Ensure regulatory compliance Cybersecurity and fraud detection system Create value-added proposition, while managing business more effectively